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24(b)(5)(a)(ii)

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(JOHN HANCOCK(R) LOGO)                                                                                FOR USE IN NORTH CAROLINA ONLY
JOHN HANCOCK ANNUITIES                                                                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                                                                                            P.O. Box 9505, Portsmouth, NH 03802-9505
                                                                      Overnight mail: 164 Corporate Drive, Portsmouth, NH 03801-6815
                                                                                                   800-344-1029  www.jhannuities.com
                                                                                                   Home Office: Bloomfield Hills, MI

                                                    John Hancock AnnuityNote (1)

                                   MODIFIED SINGLE PAYMENT DEFERRED VARIABLE ANNUITY APPLICATION
 ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS.

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1    LINE OF BUSINESS AND FUNDING (complete A & B)

     A. LINE OF BUSINESS   [ ] Non Qualified                               [ ]  Traditional IRA (Tax year _______)
                           [ ] Roth IRA (Tax year _______)                 [ ]  Other ____________________________________________

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     B. FUNDING         DIRECT PAYMENT $ ______________                    [ ] Check (Payable to John Hancock Life Insurance Company
                                                                               (U.S.A.))
        Minimum $25,000 (Payment must accompany application if selected)   [ ] Wire (Please see forms booklet or jhannuties.com for
                                                                               wire instructions)
                        ------------------------------------------------------------------------------------------------------------
                        TRANSFER/EXCHANGE $ ___________                    [ ] 1035 Exchange     [ ] Mutual Fund / CD / Other
                                                                           [ ] Direct Transfer   [ ] Rollover

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2    YOUR NAME (Individual Owner/Annuitant Registration)   [ ] Male   [ ] Female

     _______________________________________________________________________________________________________________________________
     Name (First, Middle, Last)

     __________________________   _________________________________________   ______________________________________________________
     Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number   Email Address

     _____________________________________________________________________________   _______________________________________________
     Mailing Address                                                                 City, State, Zip

     _____________________________________________________________________________   _______________________________________________
     Residential Address (required if different from mailing or address is PO Box)   Client Brokerage Account Number

     CO-OWNER                     [ ] Male   [ ] Female

     ______________________________________________________   __________________________   _________________________________________
     Name (First, Middle, Last)                               Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number

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3    TRUST/ENTITY OWNER INFORMATION (If applicable)

     ______________________________________________________   __________________________   _________________________________________
     Name of Trust/Entity Owner                               Date of Trust (mm/dd/yyyy)   Tax Identification Number

     _____________________________________________________________________________   _______________________________________________
     Address                                                                         City, State, Zip

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4    BENEFICIARIES

     If a co-owner was selected in Section 2, the surviving owner will be the primary beneficiary. Contingent beneficiaries receive proceeds only if all primary beneficiaries pre-decease the owner.

     BENEFICIARY #1   [X] Primary _______________________________________________________   [ ] Male   [ ] Female   [ ] Trust/Entity
                                  Beneficiary's Name (First, Middle, Last or Name of
                                  Trust/Entity)

     _____________  _____________________  __________________________  _________________________________________  __________________
     % of Proceeds  Relationship to Owner  Date of Birth (mm/dd/yyyy)  Social Security/Tax Identification Number  State of Residence

     -------------------------------------------------------------------------------------------------------------------------------

     BENEFICIARY #2   [ ] Primary _______________________________________________________   [ ] Male   [ ] Female   [ ] Trust/Entity
                                  Beneficiary's Name (First, Middle, Last or Name of
                                  Trust/Entity)

                      [ ] Contingent

     _____________  _____________________  __________________________  _________________________________________  __________________
     % of Proceeds  Relationship to Owner  Date of Birth (mm/dd/yyyy)  Social Security/Tax Identification Number  State of Residence

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5    SPECIAL INSTRUCTIONS

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________


APP.MSP.09                                                   Page 1 of 3                                                  0509:40202
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                                              John Hancock AnnuityNote (1) APPLICATION
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6    STATE DISCLOSURE

     Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

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7    MILITARY SALES

     Is the annuitant or owner an active member of the U.S. Armed Forces?     [ ] Yes*   [X] No (default)

     *    If you answered "Yes", please complete and attach a "Military Personnel Financial Services Disclosure" form (available on
          www.jhannuities.com). This product is not specifically designed for or marketed to active duty military personnel.
          Applications not complying with our military sales procedures will not be accepted.

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8    ACKNOWLEDGMENTS/SIGNATURES

     [ ] YES   [ ] NO   Did you receive a current prospectus?

     [ ] YES   [ ] NO   Do you believe the annuity contract you applied for is suitable for your insurance investment objectives, financial situation and needs?

     [ ] YES   [ ] NO   Do you understand that the benefits and values provided by the contract applied for, when invested in the
                        Separate account, may increase or decrease based on the investment experience of the Separate account, and such benefits or values may not be guaranteed as to fixed dollar amounts?

     [ ] YES*  [ ] NO   Does the annuitant or applicant(s) have any existing annuity or insurance policies?

     [ ] YES*  [ ] NO   Will the purchase of this annuity replace or change any other insurance or annuity?

     *    If you answered "YES" to either question, please complete below and attach a state replacement form Please see reference guide in the forms booklet.

     ________________________________________________________   _______________________________   [ ] Annuity   [ ] Life Insurance
     Issuing Company                                            Contract Number

     I/WE UNDERSTAND THAT UNLESS I/WE ELECT OTHERWISE, THE MATURITY DATE WILL BE THE LATER OF THE FIRST OF THE MONTH FOLLOWING THE
     ANNUITANT'S 90TH BIRTHDAY, OR 10 YEARS FROM THE CONTRACT DATE (IRAS AND CERTAIN QUALIFIED RETIREMENT PLANS MAY REQUIRE
     DISTRIBUTIONS TO BEGIN BY AGE 70 1/2). ALTERNATE MATURITY DATE _________________

     I HAVE READ THE FRAUD STATEMENT CONTAINED IN THE STATE DISCLOSURE SECTION.

     I/WE AM/ARE EITHER A CITIZEN OR RESIDENT ALIEN OF THE UNITED STATES OF AMERICA.


SIGN   OWNER:               ___________________________________________   ____________________________________   ___________________
HERE                        Signature                                     City, State (signed in)                Date


SIGN   CO-OWNER:            ___________________________________________   ____________________________________   ___________________
HERE                        Signature                                     City, State (signed in)                Date


SIGN   ANNUITANT:           ___________________________________________   ____________________________________   ___________________
HERE   (If owner is entity) Signature                                     City, State (signed in)                Date


APP.MSP.09                                                   Page 2 of 3                                                  0509:40202
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                                              John Hancock AnnuityNote (1) APPLICATION
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9    FINANCIAL ADVISOR INFORMATION

     A. CERTIFICATION: I HAVE TRULY AND ACCURATELY RECORDED THE INFORMATION PROVIDED BY THE APPLICANT.

        I HAVE DETERMINED THAT THE ANNUITY CONTRACT APPLIED FOR IS A SUITABLE INVESTMENT.

        [ ] YES   [ ] NO   Does the annuitant or owner have existing individual life insurance policies or annuity contracts?

        [ ] YES   [ ] NO   Will this contract replace or change any existing life insurance or annuity in this or any other company?

B.  FINANCIAL ADVISOR (PRIMARY)

     _____________ %   ________________________________________________   ___________________________________   ____________________
     Percentage        Printed Name                                       Telephone Number                      State License ID

     __________________________________________   _________________________________   ______________________________________________
     Broker/Dealer Firm                           Broker/Dealer Rep Number            Email Address
SIGN
HERE
     ______________________________________________________________________________
     Signature

C.   FINANCIAL ADVISOR (SECONDARY)

     _____________ %   ________________________________________________   ___________________________________   ____________________
     Percentage        Printed Name                                       Telephone Number                      State License ID

     __________________________________________   _________________________________   ______________________________________________
     Broker/Dealer Firm                           Broker/Dealer Rep Number            Email Address
SIGN
HERE
     ______________________________________________________________________________
     Signature


APP.MSP.09                                                   Page 3 of 3                                                  0509:40202
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                                                        Good Order Checklist
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     6 STEPS TO EXPEDITE YOUR ANNUITY BUSINESS

     (1)  IS THE POLICY BEING FUNDED WITH AN EXCHANGE, ROLLOVER    (ARROW)   A "1035 Exchange/Rollover/Transfer Form" is required.*
          OR TRANSFER?
     -------------------------------------------------------------------------------------------------------------------------------
     (2)  IS THE OWNER/CO-OWNER A TRUST OR ENTITY?                 (ARROW)   A "Certificate For Trust or Entity Ownership" form is
                                                                             required.*
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     (3)  DOES THE OWNER OR ANNUITANT OWN AN EXISTING ANNUITY      (ARROW)   A State Replacement form is required.*
          CONTRACT OR LIFE INSURANCE POLICY?
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     (4)  ARE THE STATES LISTED IN SECTIONS 2 AND 8 DIFFERENT?     (ARROW)   An "Alternate Issue State Verification" form  is
                                                                             required.*
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     (5)  HAVE THE CONTRACT OWNER(S), ANNUITANT(S) AND FINANCIAL   (ARROW)   See sections 8 and 9.
          ADVISOR(S) SIGNED AND DATED ALL OF THE REQUIRED
          PAPERWORK?
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     (6)  IS THE OWNER/ANNUITANT BETWEEN 55 AND 75 YEARS OF AGE?   (ARROW)   This product is only available to owners/annuitants
                                                                             that are 55 to 75 years old at issue.
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     *    Please see the business forms booklet or log on to www.jhannuities.com.

APP.MSP.09-CL                                                                                                             0509:40202
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